Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Oscient Pharmaceuticals Corporation (the “Company”) does hereby certify that to my knowledge:

1)	the Company’s Report on Form 10-Q for the quarter ended March 27, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Report on Form 10-Q for the quarter ended March 27, 2004, fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Steven M. Rauscher
Steven M. Rauscher
President & Chief Executive Officer

Dated: May 11, 2004